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                                                                   EXHIBIT 12.2


                CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,

                             AS ADOPTED PURSUANT TO

               SECTION 906 OF THE U.S. SARBANES-OXLEY ACT OF 2002


     In connection with the Annual Report of Compania de Telecomunicaciones de Chile S.A. (the "Company") on Form 20-F for the fiscal year ended December 31, 2002, as filed with the U.S. Securities and Exchange Commission on the date hereof (the "Report"), I, Julio Covarrubias F., Chief Financial Officer, certify, pursuant to 18 U.S.C. section 1350, as adopted pursuant to section 906 of the U.S. Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

     (i) the Report fully complies with the requirements of section 13(a) or 15(d) of the U.S. Securities Exchange Act of 1934; and

     (ii) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



June 30, 2003

                                       By: /s/ Julio Covarrubias F.
                                           ------------------------------------
                                           Name:  Julio Covarrubias F.
                                           Title: Chief Financial Officer